SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 1, 1997
                                                 -------------



                       AMERICAS GAMING INTERNATIONAL, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                      33-15540-B               06-1189563
         --------                      ----------               ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



6490 SOUTH MCCARRAN BOULEVARD, UNIT 40, RENO, NEVADA               89509
----------------------------------------------------               -----
      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (702) 826-3334
                                                   --------------


                  690 SOUTH ROCK BOULEVARD, RENO, NEVADA 89502
                  --------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        A. PREFERRED STOCK DIVIDENDS IN DEFAULT

        In  May  1996,  Americas  Gaming  International,  Inc.  (the  "Company")
completed a private placement of 515,000 shares of its 10% Cumulative Convertible Preferred Stock (the "Preferred Stock"). Dividends on the shares of Preferred Stock are payable on the first date of each quarter, commencing July 1, 1996. The Company is in default on the past two payments of dividends to the holders of its Preferred Stock. The Company failed to pay aggregate dividends of $128,750 that were payable on January 1, 1997 and $128,750 of dividends that were payable on April 1, 1997.

        In connection with the private placement of the Preferred Stock, the Company agreed to maintain funds in an escrow account sufficient to pay one full year of dividends to the holders of the Preferred Stock. After making the first two quarterly dividend payments, however, the Company depleted the escrowed funds to meet its payroll obligations, including the payment of officers' salaries, and to pay overhead and general corporate expenses.

        The Company is currently attempting to restructure its outstanding equity, including modification of the terms of the Preferred Stock. In addition, the Company is attempting to liquidate certain non-performing assets in order to generate cash for its continuing operations. If the Company's attempts to restructure its outstanding equity and to liquidate certain assets are unsuccessful, the Company will be required to significantly alter its operating plan, and likely will not be able to satisfy its financial obligations. There can be no assurance that the Company will be able to successfully implement these strategies.

        B. ANNUAL REPORT TO BE FILED LATE

        The Company has failed to timely file its annual report for the fiscal year ended December 31, 1996. The Company is currently conducting an audit of its international operations and its consolidated financial statements and it expects to file its annual report on Form 10-K by early or mid May 1997.



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

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAS GAMING INTERNATIONAL, INC.



Date: April 7, 1997                          By: /s/ Bill R. Williams
                                                -----------------------------
                                             Its Chairman
                                                -----------------------------




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